                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 1998



                                   BOLLE INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




 Delaware                     000-23899                   13-3934135
 --------                     ---------                   ----------
(State of                     (Commission                 (IRS Employer
Incorporation)                File Number)                Identification No.)



Suite B-302, 555 Theodore Fremd Avenue, Rye, New York                10580
-----------------------------------------------------                -----
(Address of principal executive offices)                             Zip Code


Registrant's telephone number, including area code: (914) 967-9475
                                                   ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)



                                 Page 1 of 30.
                    Index to Financial Statements at page 4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

         The following Financial Statements, pro forma financial information and exhibits are filed as part of this Report.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: The financial statements of Bill Bass Optical Pty Limited as of and for the two (2) years ended June 30, 1997, required to be provided by Rule 3-05(b) of Regulation S-X, together with the report of Ernst & Young, independent accountants, dated September 3, 1998. The unaudited interim financial statements of Bill Bass Optical Pty Limited have not been included herein as they have not yet been prepared by the acquired company. When completed, such statements will be filed by amendment.

         (b) PRO FORMA FINANCIAL INFORMATION: Pro forma financial information required to be provided pursuant to Article 11. Incorporated by reference to financial exhibits to the Company's Registration Statement on Form S-1 (Registration No. 333-56687).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 1998                        BOLLE INC.


                                                 /s/ Ian Ashken
                                                 ------------------------
                                                 By:  Ian G.H. Ashken
                                                 Title:  Chief Financial Officer

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


Document                                                           Page
--------                                                           ----

The financial statements of Bill Bass              Filed electronically
Optical Pty Limited for the two (2)                       herewith.
years ended June 30, 1997, required
to be provided by Rule 3-05(b)
of Regulation S-X, together with the
report of Ernst & Young, independent
accountants, dated September 3, 1998.

Pro Forma financial information required                  Incorporated by
to be provided pursuant to Article 11.                    reference to financial
                                                          exhibits to the
                                                          Company's Registra-
                                                          tion Statement on
                                                          Form S-1 (Registra-
                                                          tion No. 333-56687).

                         BILL BASS OPTICAL PTY LIMITED
                               A.C.N. 005 741 300


                              FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30 JUNE 1997

             BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

                              FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30 JUNE 1997

                               A.C.N: 005 741 300


                                    CONTENTS



                                                                           Page


Independent audit report                                                    1

Profit and loss account                                                     2

Balance sheet                                                               3

Statement of cash flows                                                    4-5

Notes to and forming part of the financial statements                      6-23

INDEPENDENT AUDIT REPORT

To the Board of Directors of Bill Bass Optical Pty Limited

We have audited the accompanying consolidated balance sheets of Bill Bass Optical Pty Ltd as of 30 June 1997 and 30 June 1996, and the related consolidated statements of profit and loss and cashflows for the years then ended. These financial statements are the responsibility of the company's management. Our own responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

AUDIT OPINION

In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the consolidated financial position of Bill Bass Pty Ltd at 30 June 1997 and 30 June 1996 and the consolidated results of its operations and its cashflows for the years then ended in conformity with Note 1.

Accounting principles generally accepted in Australia vary in certain significant respects from accounting principles generally accepted in the United States of America (see Note 27).

ERNST & YOUNG

Melbourne, Australia
3 September 1998

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

PROFIT AND LOSS STATEMENT
YEAR ENDED 30 JUNE 1997




                                              NOTE          CONSOLIDATED
                                                        1997            1996
                                                         A$              A$

Operating revenue                              2      18,707,918      19,561,453
                                                      ==========      ==========

Operating profit before abnormal
 items and income tax                          3       2,654,778       2,671,156

Operating profit before income tax                     2,654,778       2,671,156

Income tax expense                             4         891,979         940,985
attributable to operating result                    ----------------------------

Operating profit after income tax                      1,762,799       1,730,171
Retained profits at the beginning
of the financial year                                  4,194,763       2,502,592
                                                    ------------    ------------


Total available for appropriation                      5,957,562       4,232,763
                                                    ------------    ------------

Dividends provided for or paid                 19        314,358          38,000

Retained profits at the end of the
financial year                                         5,643,204       4,194,763
                                                    ------------    ------------


        The Profit and Loss Statement should be read in conjunction with the following notes.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

BALANCE SHEET
AS AT 30 JUNE 1997

                                       NOTE                CONSOLIDATED
                                                    1997            1996
                                                     A$              A$
CURRENT ASSETS

Cash                                                505,322          46,142
Receivables                             5         2,685,471       3,510,594
Inventories                             6         4,964,655       4,157,688
Other                                   7           139,494         140,607
                                               ------------   -------------

TOTAL CURRENT ASSETS                              8,294,942       7,855,031
                                               ------------   -------------

NON-CURRENT ASSETS

Investments                             8            23,876         175,844
Property, plant and equipment           9         3,118,793       3,116,188
Intangibles                            10         1,045,000       1,140,000
Other                                  11            21,643           2,237
                                             --------------   -------------

TOTAL NON-CURRENT ASSETS                          4,209,312       4,434,269
                                               ------------   -------------

TOTAL ASSETS                                     12,504,254      12,289,300
                                               ------------   -------------

CURRENT LIABILITIES

Accounts Payable                       12         3,714,382       2,365,451
Borrowings                             13         2,000,000       2,531,301
Provisions                             14           861,038       1,012,238
                                               ------------   -------------

TOTAL CURRENT LIABILITIES                         6,575,420       5,908,990
                                               ------------   -------------

NON CURRENT LIABILITIES

Accounts Payable                       15           200,732         220,183
Provisions                             16            55,289          64,786
                                              -------------   -------------

TOTAL NON CURRENT LIABILITIES                       256,021         284,969
                                              -------------   -------------

TOTAL LIABILITIES                                 6,831,441       6,193,959
                                               ------------    ------------

NET ASSETS                                        5,672,813       6,095,341
                                               ============    ============

SHAREHOLDERS' EQUITY

Share capital                          17            20,000       1,920,917
Reserves                               18             9,609         (20,339)
Retained Profits                                  5,643,204       4,194,763
                                               ------------     ------------

TOTAL SHAREHOLDERS' EQUITY                        5,672,813       6,095,341
                                               ============     ============

       The Balance Sheet should be read in conjunction with the following notes.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

STATEMENT OF CASH FLOWS
YEAR ENDED 30 JUNE 1997


                                                           CONSOLIDATED
                                                 1997               1996
                                                  A$                 A$
CASH FLOWS FROM
OPERATING ACTIVITIES

Receipts from customers                        16,496,010         16,420,075
Payments to suppliers and employees           (14,235,713)       (15,629,933)
Income tax paid                                (1,106,515)          (165,788)
Other income                                      552,070            525,986
Interest received                                 132,064             69,535
Interest paid                                    (254,525)          (305,825)
                                            --------------      -------------

NET CASH FLOWS FROM
OPERATING ACTIVITIES            26 (b)          1,583,391            914,050
                                             ------------        -----------

CASH FLOWS FROM INVESTING
ACTIVITIES

Acquisition of plant & equipment                 (215,373)          (106,619)
Proceeds from sale of plant & equipment           110,470             35,864
Proceeds from sale of investments                 177,810                  -
Investment in joint venture                             -             16,052
Proceeds from partnership                          14,443                  -
Advance to partnership                                  -             (3,980)
Proceeds from short term deposits                  78,864           (130,544)
                                            -------------           ---------

NET CASH FLOWS FROM (USED IN)
INVESTING ACTIVITIES                              166,214           (189,227)
                                            -------------           ---------



This Statement of Cash Flows should be read in conjunction with the following notes.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

STATEMENT OF CASH FLOWS
YEAR ENDED 30 JUNE 1997


                                                                    CONSOLIDATED
                                                              1997               1996
                                                               A$                 A$
CASH FLOWS FROM (USED IN)
 FINANCING ACTIVITIES

Foreign exchange contracts settled                                1,364             31,753
Share buyback                                               (1,900,917)                  -
Repayment of bills payable                                    (100,000)                  -
Repayments of advances - associates                                   -           (102,100)
Advances - associates                                           125,000              8,880
Repayments of advances - related parties                     (1,008,457)          (713,622)
Advances - related parties                                    2,289,528            334,037
Advances - other                                                 34,198                  -
Repayments - other                                             -                  (11,925)
Repayments - secured loan                                             -          (291,321)
Dividends paid                                                (314,358)           (38,000)
Finance lease principal repaid                                 (25,167)          (109,336)
                                                      -----------------        -----------

NET CASH FLOWS FROM (USED IN)
 FINANCING ACTIVITIES                                         (898,309)          (891,634)
                                                      -----------------       ------------

NET INCREASE/(DECREASE) IN
 CASH HELD                                                      851,296          (166,811)

Add opening cash brought forward                               (385,159)         (201,632)
Effect of exchange rate changes on
opening cash                                                     39,185           (16,716)
                                                          -------------       ------------

CLOSING CASH
 CARRIED FORWARD            27 (a)                              505,322          (385,159)
                                                           ============       ============



This Statement of Cash Flows should be read in conjunction with the following notes.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997



1.     STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The special purpose financial report has been prepared for Bolle Inc. for filing with the United States of America's Securities and Exchange Commission.

The accounting policies used in preparation of this report, as described below, are consistent with previous years and are in the opinion of the directors appropriate to meet the needs of Bolle Inc.

By virtue of Statement of Accounting Concepts 1 (SAC 1) the requirements of Accounting Standards issued by the Australian Accounting Standards Board and other professional reporting requirements do not have mandatory applicability to Bill Bass Optical Pty Limited in relation to the years ended 30 June 1997 and 1996 because the directors have determined that the company and the economic entity are not reporting entities. However, the directors have determined that in order for the financial statements to present fairly the consolidated results of operations and state of affairs, the requirements of Accounting Standards and other professional reporting requirements have been complied with, with the exception of the presentation of parent entity financial information

These accounting principles differ in certain significant respect from accounting principles generally accepted in the United States of America (refer
Note 27: Differences between Australian and United States Generally Accepted Accounting Principles).

CASH

For the purposes of the statement of cash flows, cash includes cash on hand and in banks, and money market investments readily convertible to cash within 2 working days, net of outstanding bank overdrafts.

FOREIGN CURRENCIES

Translation of foreign currency transactions

Transactions in foreign currencies of entities within the economic entity are converted to local currency at the rate of exchange ruling at the date of the transaction.

Amounts payable to and by the entities within the economic entity that are outstanding at the balance date and are denominated in foreign currencies have been concerted to local currency using rates of exchange ruling at the end of the financial year.

All resulting exchange differences arising on settlement or re-statement are brought to account in determining the profit or loss for the financial year, and transaction costs, premiums and discounts on forward exchange contracts are deferred and amortised over the life of the contract.

Translation of accounts of overseas operations

All overseas operations are deemed self-sustaining as each is financially and operationally independent of Bill Bass Optical Pty Ltd. The accounts of overseas operations are translated using the current rate method and any exchange differences are taken directly to the foreign currency translation reserve component of shareholders' equity.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997



INVENTORIES

Inventories are valued at the lower of cost and net realisable value.

Costs incurred in bringing each product to its present location and condition are accounted for as follows:

o     Raw materials - purchase cost on a first-in-first-out basis; and
o Finished goods and work-in-progress - cost of direct material and labour and a proportion of manufacturing overheads based on normal operating capacity.

PROPERTY, PLANT AND EQUIPMENT

Cost and Valuation

Property, plant and equipment are carried at cost.

Depreciation

Depreciation is calculated on a reducing balance basis on all plant and equipment other than land and buildings at rates calculated to allocate the cost less estimated residual value at the end of the useful lives of the assets, against revenue over those estimated useful lives.

RECOVERABLE AMOUNT

Non-current assets are not revalued to an amount above their recoverable amount, and where carrying values exceed this recoverable amount assets are written down. In determining recoverable amount the expected net cash flows have been discounted to their present value using a market determined risk adjusted discount rate.

INTANGIBLES

Goodwill

Goodwill is amortised by the straight line method over the period during which benefits are expected to be received. This is taken as being 20 years.

INVESTMENTS
Non-current investments are carried at the lower of cost and recoverable amount.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997
                                                       CONSOLIDATED
                                                 1997               1996
                                                  A$                 A$
2.     OPERATING REVENUE

Included in the operating profit
are the following items of
operating revenue:

Sales revenue                                 17,735,657         18,926,003
Other revenue
- Management Fee -  associate                     79,380            152,100
- Exchange gains (net)                             9,236             10,106
                 - associate                     117,468                  -
                 - other                          64,316             77,535
- Rent received                                  261,905            246,203
- Share of joint venture profit/(loss)            (1,968)            12,013
- Share of partnership profit/(loss)              14,443             (3,980)
- Proceeds on sale of non current assets         266,416             35,864
- Proceeds on sale of leased assets                    -            (14,074)
- Interest received - other related parties      108,339             62,043
                    - other                       23,725              7,492
- Other                                           29,001             50,148
                                             -----------      -------------

Operating Revenue                             18,707,918         19,561,453
                                              ==========         ==========


3.     OPERATING PROFIT

The operating profit before income tax is arrived at after charging the following items:

Amortisation of non current assets:
  Borrowing costs                                       498                251
  Plant and equipment under lease                    70,013             70,004
  Goodwill                                           95,000             95,000
Depreciation of plant and equipment                  54,951             34,161
Bad debts written off                                12,127             13,150
Bank charges                                         40,163             40,355
Finance charges - leases                             37,044             34,325
Interest expenses - director related parties         47,362             35,527
                  - other                           207,163            270,298
Superannuation contributions                        194,292            176,088
Rental - operating leases                           155,000            137,349
Unrealised foreign exchange loss/(gain)              17,099            (57,950)

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997

                                                           CONSOLIDATED
                                                      1997               1996
                                                       A$                 A$

Net loss/(profit) on disposal of non current
assets                                              (50,581)            11,220
Charges to the following provisions:
  Annual leave                                        4,996             32,351
  Doubtful debts                                    (10,000)                 -
  Long service leave                                 (9,497)            64,786


4.     INCOME TAX

The prima facie tax, on operating profit differs from the income tax provided in the accounts as follows:

Prima facie tax benefit
on operating profit at 36%                          955,720            961,616

Tax effect of permanent differences
  Rebateable dividends                              (54,000)                 -
  Non deductible entertainment                        3,822              3,834
  FITB not previously recognised                    (36,419)                 -
  Amortisation of intangible assets                  34,200             34,200
  Other items                                        40,056            (58,665)
Under/(over) provision of previous year             (51,400)                 -
                                                ------------   ---------------

Income tax expense attributable
 to operating profit                                891,979            940,985
                                                 ==========         ==========

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997


                                                                             CONSOLIDATED
                                                                       1997               1996
                                                                        A$                 A$
5.     RECEIVABLES (CURRENT)

Trade Debtors - wholly owned group                                             -                  -
Trade Debtors                                                          2,490,338          2,477,228
Provision for Doubtful Debts                                             (20,000)           (30,000)
                                                                      -----------        -----------

                                                                       2,470,338          2,447,228
                                                                      ----------         ----------

Sundry debtors                                                            55,978             16,723
Short term deposits                                                       51,680            130,544
Forward exchange contract                                                  7,667             26,129
Amounts other than trade debts receivable
from related parties:
  Wholly owned group
  - ultimate parent entity                                                     -            649,692
  - controlled entities                                                        -                  -
  Directors and director-related entities
  - director related entities                                              2,160                  -
  Other related parties
  - associated companies                                                  97,648            240,278
                                                                   -------------       ------------

Total receivables                                                      2,685,471          3,510,594
                                                                     ===========        ===========


a)  Movement in provision for doubtful
     debts
    - balance at the beginning of the year                              (30,000)            (30,000)
    - write back of previous bad and doubtful debts
    provided for                                                          10,000                  -
                                                                      ----------        -----------

    - balance at the end of the year                                    (20,000)            (30,000)
                                                                       =========        ===========



6.     INVENTORIES (CURRENT)

Raw materials                                                             34,880                  -
Finished goods                                                         4,929,775          4,157,688
                                                                     -----------        -----------

                                                                       4,964,655          4,157,688
                                                                     ===========        ===========



BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997
                                                         CONSOLIDATED
                                                   1997               1996
                                                    A$                 A$
7.     OTHER CURRENT ASSETS

Prepayments                                         47,052             86,600
Future income tax benefit                           92,422             54,007
                                               -----------       ------------
                                                   139,474            140,607
                                                ==========         ==========


8.     INVESTMENTS (NON-CURRENT)

Equity in joint venture                             22,789             24,757
Shares - unlisted                                    1,087            151,087
                                             -------------        -----------

                                                    23,876            175,844
                                             =============        ===========

a)   Investment in controlled entities comprises:

                                 Country of      Percentage of equity interest
          Name                  Incorporation     held by the economic entity
                                                      1997          1996
                                                        %             %
Parkhurst Oaks Pty Ltd            Aust
- ordinary shares                                      100          100
Bolle Asia Ltd                     HK
- ordinary shares                                      100          100



9.     PROPERTY, PLANT AND EQUIPMENT

Land and buildings
- At cost                                        2,651,745          2,651,745
                                                ----------          ---------

Leasehold improvements
- At cost                                            6,445              6,445
                                              ------------       ------------

Office furniture
- At cost                                          245,686            278,223
- Provision for depreciation                      (150,981)          (186,715)
                                                 ---------          ---------

                                                    94,705             91,508
                                               -----------       ------------

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997


                                                                              CONSOLIDATED
                                                                         1997               1996
                                                                          A$                 A$

9.     PROPERTY, PLANT AND EQUIPMENT - CONTINUED

Furniture and fittings
- At cost                                                                 60,462             52,093
- Provision for depreciation                                             (33,595)           (28,226)
                                                                     -----------        -----------

                                                                          26,867             23,867
                                                                    ------------       ------------

Motor vehicles
- At cost                                                                 80,857             70,470
- Provision for depreciation                                             (21,416)            (9,716)
                                                                     -----------       ------------

                                                                          59,441             60,754
                                                                    ------------       ------------

Motor Vehicle under lease
- At cost                                                                374,619            347,719
- Provision for amortisation                                             (95,029)           (71,043)
                                                                     -----------        -----------

                                                                         279,590            276,676
                                                                      ----------         ----------

Plant and equipment under lease
- At cost                                                                      -             13,000
- Provision for amortisation                                                   -             (7,807)
                                                                 ---------------       ------------

                                                                               -              5,193
                                                                 ---------------       ------------


Total Property, Plant & Equipment
- At cost                                                              3,419,814          3,419,695
- Provision for depreciation                                            (301,021)          (303,507)
                                                                      ----------         ----------

Total written down amount                                              3,118,793          3,116,188
                                                                      ==========         ==========


10.    INTANGIBLES

Goodwill
- At cost                                                              1,900,000          1,900,000
- Provision for amortisation                                            (855,000)          (760,000)
                                                                      ----------         ----------

                                                                       1,045,000          1,140,000
                                                                      ==========         ==========




BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997


11.    OTHER NON CURRENT ASSETS

                                                                              CONSOLIDATED
                                                                         1997               1996
                                                                          A$                 A$

Borrowing costs
- At cost                                                                  2,488              2,488
- Provision for amortisation                                                (749)              (251)
                                                                   -------------   ----------------

                                                                           1,739              2,237
                                                                    ------------      -------------

Future income tax benefit                                                 19,904                  -
                                                                    ------------      -------------

                                                                          21,643              2,237
                                                                   =============      =============


12.    ACCOUNTS PAYABLE (CURRENT)

Trade creditors - others                                               2,141,731          1,193,606
Amounts other than trade debts payable to:
Wholly owned group
  - ultimate parent entity                                               724,102                  -
  - controlled entities                                                        -                  -
Directors and director-related entities
  - loan from director                                                     2,375             13,904
  - director related entities                                            484,263            571,090
Other related parties
  - associated companies                                                       -              9,337
Other unsecured loans                                                     42,295              8,097
Other creditors                                                          260,667            504,752
Lease Liability                                                           58,949             64,665
                                                                    ------------       ------------

                                                                       3,714,382          2,365,451
                                                                      ==========         ==========


13.    BORROWINGS (CURRENT)

Bank overdraft                                                                 -            431,301
Bills payable                                                          1,500,000          1,600,000
Bank loan                                                                500,000            500,000
                                                                     -----------       ------------

                                                                       2,000,000          2,531,301
                                                                     ===========        ===========






BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997

                                                           CONSOLIDATED
                                                     1997               1996
                                                      A$                 A$

14.    PROVISIONS (CURRENT)

Provision for income tax                            749,521            905,718
Provision for discount                                9,500              9,500
Provision for employee entitlements                 102,017             97,020
                                                 ----------        -----------

                                                    861,038          1,012,238
                                                 ==========         ==========


15.    ACCOUNTS PAYABLE
       (NON CURRENT)

Lease liability                                     200,732            220,183
                                                 ==========        ===========


16.     PROVISIONS
       (NON CURRENT)

Provision for employee entitlements                  55,289             64,786
                                                 ==========        ===========



17.    SHARE CAPITAL

Authorised Capital
10,000,000 ordinary $1.00 shares                 10,000,000         10,000,000
                                                 ==========        ===========

Issued and Fully Paid
20,000 ordinary $1.00 shares
(1996 - 1,920,917 ordinary $1.00 shares)            20,0000          1,920,917
                                                 ==========       ============


A share buy back of 1,900,917 ordinary shares at the par value of $1 per share was undertaken during the year to restructure the capital of the company.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997


                                                                              CONSOLIDATED
                                                                         1997             1996
                                                                          A$               A$
18.    RESERVES

Foreign currency translation                                               9,609            (20,339)
                                                                   =============      ==============

Movement in foreign currency translation reserve:
- Balance at beginning of year                                           (20,339)             6,869

Gain/(loss) on translation of overseas
controlled entities                                                       29,948            (37,208)
                                                                   -------------      --------------

Balance at year end                                                        9,609            (20,339)
                                                                  ==============      ==============


19.    DIVIDENDS PAID OR PROVIDED FOR

Dividends paid during the year:
- Current year interim
     Franked dividends - ordinary                                        314,358             38,000
                                                                   =============      =============

The tax rate at which dividends have or will be franked is 36% (1996:36%).
The amount of franking credits available for the subsequent financial year are:
- franking account balance as at the end of the financial year is $5,054,365
- franking credits that will arise from payment of income tax payable as at the end of the financial year will be $1,200,797.


20.    AUDITORS REMUNERATION

Amounts received or due and receivable by the auditors for:
- Auditing services                                                       23,750              5,092
- Other services                                                          60,143             37,575
                                                                   -------------       ------------

                                                                          83,893             42,667
                                                                   =============       ============



BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997

                                                              CONSOLIDATED
                                                         1997             1996
                                                          A$               A$
21.    REMUNERATION OF DIRECTORS

Income paid or payable, or otherwise made
available, in respect of the financial year,
to all directors of each entity in the
economic entity, directly or indirectly, by
the entities of which they are directors or any
related party:                                        428,000           406,944
                                                   ==========           =======


The number of directors of Bill Bass
Optical Pty Limited whose remuneration
falls within the following bands:
                                                         1997            1996
$190,000          -      199,999                          0                 1
$210,000          -      219,999                          2                 1

22.    RELATED PARTY DISCLOSURES

a)  The directors of Bill Bass Optical Pty Limited during the year were:

         Eric Henry Collicoat
         Roger Howard Gibbons

b)  Bill Bass Trust is the ultimate parent entity.

c)  The following related party transaction occurred during the financial year:

(i) Transactions with related parties in wholly-owned group.

1. $724,102 (1996: $649,692) was borrowed from Bill Bass Trust at an interest rate of 10% ($64,969) repayable at call.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997


22.    RELATED PARTY DISCLOSURES - CONTINUED

(ii) Transactions with other related parties.

1. Management fees totalling $79,380 (1996: $152,100) were received by Bill Bass Optical Pty Ltd from Bolle Sunglasses Ltd in respect of management services provided during the period.

2. An amount of $9,337 (1996: $134,347) was repaid to settle an existing loan with William Bass & Co.

3. An amount of $125,500 (1996: $Nil) was repaid on an existing loan to Bolle Sunglasses Ltd, an associate of Bill Bass Optical Pty Ltd.

(iii) Transactions with the directors of Bill Bass Optical Pty Ltd and the economic entity.

1. Interest of $181 (1996: $168) was charged to a loan account payable to Roger Gibbons. This interest charge was calculated at an annual interest rate of 8%.
2. An amount of $11,710 (1996: $Nil) was repaid to Eric Collicoat as settlement for an existing loan.

(iv) Transactions with director-related entities.

1. An amount of $9,476 (1996: $Nil) was repaid Tickworth Pty Ltd, a company in which Eric Collicoat has a controlling ownership interest as part settlement of an debt owing.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997


22.    RELATED PARTY DISCLOSURES - CONTINUED

(iv) Transactions with director-related entities.

2. Interest of $30,164 (1996: $28,043) was charged to a loan account payable to Tickworth Pty Ltd, a company in which Eric Collicoat has a controlling ownership interest. This interest charge was calculated at an annual interest rate of 8%.

3. An amount of $Nil (1996: $15,604) was repaid to Second Pasdenom Pty Ltd, a company in which a relative of Eric Collicoat has a controlling ownership interest as part settlement of an debt owing.

4. Interest of $7,261 (1996: $7,317) was charged to a loan account payable to Second Pasdenom Pty Ltd, a company in which a relative of Eric Collicoat has a controlling ownership interest. This interest charge was calculated at an annual interest rate of 8%.

5. An amount of $114,776 was repaid to settle an existing loan with Sunnyco Trust, an entity in which Roger Gibbons has a controlling interest, repayable at call.

6. A loan of $2,160 (1996: $Nil) was made to Sunnyco Trust, an entity in which Roger Gibbons has a controlling interest. Interest is charged at an annual rate of 8%.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997



22.    RELATED PARTY DISCLOSURES - CONTINUED

d)   Equity instruments of directors

(i) Interests in the equity instruments of entities in the economic entity held by directors of the reporting entity and their director-related entities at balance date:

                                     Bill Bass Optical Pty Ltd

                           A$1 Ordinary shares              Dividends paid
                          1997              1996          1997          1996

E.H. Collicoat*          6,667             640,306       104,786       12,667

R.H. Gibbons*            6,667             640,306       104,786       12,667

                   ----------------- ------------------ ----------    ---------
                        13,334           1,280,612       209,572       25,334
                   ================= ================== ==========    =========

The decrease in ownership of shares is attributable to the share buyback disclosed in Note 17.

* These shares are held indirectly through Bill Bass Trust.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997


                                                       CONSOLIDATED
                                                 1997               1996
                                                  A$                 A$

23.    EXPENDITURE COMMITMENTS

Finance leases:
- Not later than one year                        85,329             94,173
- Later than one year and
   not later than two years                     168,345             86,177
- Later than two years and
   not later than five years                     52,626            165,824
                                             ----------         ----------

Total minimum lease payments                    306,300            346,174

Future finance charges                          (46,619)           (61,326)
                                             -----------        -----------

Lease liability                                 259,681            284,848
                                             ==========         ==========


Current lease liability                          58,949             64,665
Non current lease liability                     200,732            220,183
                                             ----------         ----------

                                                259,681            284,848
                                             ==========         ==========


24.    SEGMENT INFORMATION

The economic entity operates predominantly in the one industry segment, namely wholesaler of sunglasses, clothing and accessories, within one geographical segment, Australia.


25.    SUBSEQUENT EVENTS

On 3rd June 1998 the directors of Bill Bass Optical announced the intention to sell a 75% interest in its Australian operations to Bolle Inc. Included in the transaction will be the company's 100% interest in Bolle Asia Ltd and its 49% interest in Bolle Sunglasses Ltd in the UK.

In January 1998 the Sydney building was sold for $2.835 million resulting in a profit of approximately $103,000.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997



                                                                             CONSOLIDATED
                                                                       1997               1996
                                                                        A$                 A$

26.    STATEMENT OF CASH FLOWS
(a)    Reconciliation of cash
       Cash balance comprises
       - Cash at bank                                                 505,322        (385,159)
                                                                  ===========     ============

 (b) Reconciliation of the operating profit after tax to net cash flows from operations

       Operating profit/(loss) after tax                            1,762,799        1,730,171

       Depreciation and amortisation                                  220,462          199,416
       Provision for employee entitlements                             (4,501)          97,137
       Profit/(loss) on sale of assets                                (21,392)          11,220
       Profit/(loss) on sale of investment                            (27,810)               -
       Profit/(loss) on lease payout                                   (1,274)               -
       Share of partnership profit                                    (14,443)           3,980
       Share of joint venture profit                                    1,968          (12,013)
       Exchange gains/losses                                            7,863          (68,056)

       Changes in assets and liabilities
       Trade receivables                                              (23,111)        (973,409)
       Sundry receivables                                             (39,255)         (16,723)
       Inventory                                                     (806,967)          25,619
       Prepayments                                                     39,548           (6,616)
       Trade creditors                                                948,125       (1,058,351)
       Accrued expenses                                              (244,085)         206,478
       Tax provision                                                 (156,197)         766,059
       Future income tax benefit                                      (58,339)           9,138
                                                                --------------   -------------

       Net cash flow from operating
       activities                                                   1,583,391          914,050
                                                                  ===========      ===========

(c)    Unused credit facilities

       The   chief   entity   has   unused    credit
       facilities  available  to the  extent of $Nil
       (1996: $Nil)

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
30 JUNE 1997



26.    STATEMENT OF CASH FLOWS - CONTINUED

(d)    Disposal of  related parties

       On 30 June 1997, Bill Bass Optical
       Pty Ltd disposed of their ownership
       interest in William Bass & Co Pty
       Ltd, a unlisted company.

       Net assets of William Bass & Co Pty Ltd at 30 June 1997:

       Receivables                                 329,856
       Inventories                                 409,867
       Plant and equipment                          19,032
                                                 ---------
                                                   758,755

       Bank overdraft                              (84,190)
       Trade creditors                            (213,378)
       Other payables                             (253,025)
       Provisions                                  (11,960)
                                                 ---------

       Net tangible assets                         196,202
                                                 ---------
       Consideration - cash                        150,000
                     - other                        14,358
                                                 ---------

                                                   164,358
                                                 ---------


27. DIFFERENCES BETWEEN AUSTRALIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

United States generally accepted accounting principles ("US GAAP") require certain additional financial statement disclosures beyond those required by accounting principles generally accepted in Australia ("Australian GAAP"). These additional disclosures have not been included in the notes to financial statements as they are not required in financial statements of foreign businesses prepared in accordance with Item 17 of Form 20-F. With respect to the Company's financial statements there are no material measurement differences between Australian accounting standards issued by the Australian Accounting Standards Board and other professional reporting requirements and US GAAP, except for the inclusion, in 1996, of $431,301 of bank overdrafts in the resulting cash balances in the statement of cash flows. In a US GAAP statement of cash flows, such bank overdrafts would have been included in Financing Activities.